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                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1250,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES -- OXLEY ACT OF 2002

        In connection with the Quarterly Report of Lexington Precision Corporation, a Delaware corporation (the "Company"), on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of my knowledge:

        (1) the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Exchange Act; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Dennis J. Welhouse
                                       -----------------------------------------
                                       Dennis J. Welhouse
                                       Senior Vice President and Chief Financial
                                       Officer
                                       November 13, 2002